SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

[X]

Filed by Registrant

[ ]

Filed by Party other than the Registrant

Check the appropriate box:

[ ]

Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule

14a-6(e)(2))

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Definitive Proxy Statement

[X]

Definitive Additional Materials

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Soliciting Material Pursuant to ss.240.14a-12

GEOGLOBAL RESOURCES INC.

(Name of Registrant as Specified in Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X]

No fee required.

[ ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

______________________________________________________________________

______________________________________________________________________

2) Aggregate number of securities to which transaction applies:

______________________________________________________________________

______________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________

4) Proposed maximum aggregate value of transaction:

______________________________________________________________________

5) Total Fee Paid:

______________________________________________________________________

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Fee paid previously with preliminary materials.

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Check box if any part of the Fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: ________________________________________

2) Form, Schedule or Registration Statement Number: _______________

3) Filing Party: __________________________________________________

4) Date Filed: ____________________________________________________

Due to a fire at the original place of the Annual Meeting, this is an amended notice of the place of the Annual Meeting of Shareholders.

Time, date and purposes of the Meeting do not change.

GEOGLOBAL RESOURCES INC.

SUITE 200, 630 – 4 AVENUE, SW

CALGARY, ALBERTA     T2P 0J9     CANADA

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 14, 2005

Notice is hereby given that the Annual Meeting of Shareholders of GeoGlobal Resources Inc. will be held at the Fairmont Palliser Hotel, Penthouse, 133 – 9 Avenue SW, Calgary, Alberta T2P 2M3 at 3:00 p.m., local time, on Tuesday, the 14th of June, 2005 for the following purposes:

1.

to elect five (5) directors to hold office until our next Annual Meeting of Shareholders and until their respective successors are elected and qualified;

2.

to consider and vote on a proposal to approve the adoption of an amendments to the 1998 Stock Incentive Plan (a) to increase the shares of Common Stock reserved for issuance under the Plan from 3,900,000 shares to 8,000,000 shares; and (b) to amend the terms of the Automatic Option Grant Program of the Plan to increase the number of shares subject to the annual automatic option grant to non-employee Board members from 5,000 shares to 50,000 shares; and

3.

to transact such other business as may properly come before the meeting, or any adjournments thereof.

Information with respect to the above was set forth in the Proxy Statement which accompanied the Notice of Meeting dated May 11, 2005. Only holders of shares of our Common Stock of record at the close of business on May 5, 2005 (the "Record Date") are entitled to notice of and to vote at the Meeting.

We apologize for this last minute change, and we hope that all of our shareholders who can conveniently do so will attend the Meeting. Shareholders who do not expect to be able to attend the Meeting are requested to mark, date and sign the proxy previously mailed to shareholders on May 13, 2005 and return same in the pre-addressed envelope which was intended for your convenience.  If you require an additional proxy, please promptly contact the undersigned by calling (403) 777-9250 and we will arrange for an additional proxy to be mailed to you.

Patti Price, Secretary

Dated:  May 25, 2005